                                                                                                EXHIBIT  99.2

 SECOND QUARTER 2024EARNINGS CONFERENCE CALL  July 26, 2024

 Forward Looking Statements and Non-GAAP Measures  This presentation may contain "forward‐looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations and forecasts of future events such as new products, revenues and financial performance, and are not limited to describing historical or current facts. They can be identified by the use of words such as “believes,” “expects,” “plans,” “intends,” “anticipates,” and other words and phrases of similar meaning. Forward-looking statements are necessarily based on assumptions, estimates and limited information available at the time they are made. A broad variety of risks and uncertainties, both known and unknown, as well as the inaccuracy of assumptions and estimates, can affect the realization of the expectations or forecasts in these statements. Actual future results may vary materially. Significant factors that could affect the expectations and forecasts include worldwide general economic, business, and industry conditions; the cyclicality of our customers’ businesses and their changing regional demands; our ability to compete in very competitive industries; consolidation in customer industries, principally paper, foundry and steel; our ability to renew or extend long term sales contracts for our satellite operations; our ability to generate cash to service our debt; our ability to comply with the covenants in the agreements governing our debt; our ability to effectively achieve and implement our growth initiatives or consummate the transactions described in the statements; our ability to successfully develop new products; our ability to defend our intellectual property; the increased risks of doing business abroad; the availability of raw materials and access to ore reserves at our mining operations, or increases in costs of raw materials, energy, or shipping; compliance with or changes to regulation in the areas of environmental, health and safety, and tax; risks and uncertainties related to the voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code filed by our subsidiaries BMI OldCo Inc. (f/k/a Barretts Minerals Inc.) and Barretts Ventures Texas LLC; claims for legal, environmental and tax matters or product stewardship issues; operating risks and capacity limitations affecting our production facilities; seasonality of some of our businesses; cybersecurity and other threats relating to our information technology systems; and other risk factors and cautionary statements in our 2023 Annual Report on Form 10‐K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward‐looking statement, whether as a result of new information, future events, or otherwise.  Also, this presentation will include certain financial measures that were not prepared in accordance with generally accepted accounting principles. In particular operating income, operating margin, adjusted EBITDA, adjusted EBITDA margin, and EPS referenced in this presentation exclude special items, such as acquisition-related costs, restructuring, gains/(losses) on asset sales, litigation and impairment costs, and other significant non-recurring or unusual items and related tax effects for all periods presented. The company also provides figures for free cash flow, underlying sales and sales growth excluding sales from BMI OldCo Inc. for the three and six months ended June 30, 2024. These are non-GAAP measures that the Company believes provide meaningful supplemental information regarding its performance as inclusion of such special items are not indicative of the ongoing operating results and thereby affect the comparability of results between periods. The company believes inclusion of these non-GAAP measures also provides consistency in its financial reporting and facilitates investors' understanding of historic operating trends. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in our Current Report on Form 8-K dated July 25, 2024, and in our other reports filed with the Securities and Exchange Commission, available on our website at www.mineralstech.com in the "Investor Information -- SEC Filings" section.  It is not possible, without unreasonable effort, for the company to identify and estimate the amount or significance of future non-recurring or unusual items. Accordingly, the company does not provide reconciliations of forward-looking non-GAAP financial measures to the most comparable GAAP financial measures on a forward-looking basis.

 Douglas T. Dietrich  Chairman and Chief Executive Officer

 Second Quarter 2024 Highlights  $541M  Sales  +1%*  15.7%  Operating Margin  +290bps  Operating income, operating margin and earnings per share exclude special items  All changes are versus prior year  *Underlying sales growth  $85M  Operating Income  +20%  $1.65  Earnings Per Share  +26%  $50M  Cash Flow From Operations  Highlights  Record quarterly operating income and EPS  Continued momentum with margin expansion – ahead of interim targets  Volume growth across majority of markets; continued softness in commercial construction  Disciplined pricing and cost management  Strong cash flow performance; YTD free cash flow up more than 2X  +10%

 Strong Portfolio Built for Higher Performance  $1.1B  Sales  $162M  Operating Income  $3.15  Earnings Per Share  $106M  Cash from Operations  Strong portfolio of leading businesses  Transforming our businesses for higher performance  Aligned organization to execute long-term strategy  Tracking well against financial targets  Operating income, operating margin and earnings per share exclude special items  All changes are versus prior year  H1’24  Environmental & Infrastructure  Built a leading global vertically integrated pet litter business  Investing in higher growth consumer-oriented businesses  Leading new recycling technologies for paper and packaging industry   Investing in solutions for growing packaging market  Positioning in high-growth geographies  Transforming with high-tech, high-value applications  Investing in technologies to address global environmental challenges   Household & Personal Care  Specialty  Additives  High- Temperature  Technologies  Environmental   & Infrastructure  Consumer & Specialties  Engineered Solutions

 Current Market Dynamics  Strong demand in cat litter and other consumer-oriented markets  Stable overall paper and packaging and residential construction markets  Stable markets; slow-down in agriculture equipment market  Commercial construction remains weak  Household & Personal Care  Specialty  Additives  High- Temperature  Technologies  Environmental   & Infrastructure  Consumer & Specialties  Engineered Solutions

 Erik C. Aldag  Senior Vice President, Finance and Treasury and Chief Financial Officer

 12.8%  +0.8%  +0.4%  +1.7%  15.7%  Second Quarter Financial Summary  Q2 ’24  Q2 ’23  YoY  Sales ($M)  541  538*  +1%*  Gross Margin (%)  26.6  23.2  +340bps  Operating Income ($M)  85  71  +20%  Operating Margin (%)  15.7  12.8  +290bps  Adj. EBITDA ($M)  108  93  +16%  Adj. EBITDA Margin (%)  19.9  16.8  +310bps  EPS ($)  1.65  1.31  +26%  Cash from Operations ($M)  50  46  +10%  Q2 ’23  Vol / Mix  Price  Cost  Q2 ’24  71  85  +20%  Sales vs Prior Year ($M)  *Underlying sales and growth  Operating income, operating margin, adjusted EBITDA, adjusted EBITDA margin, and earnings per share exclude special items  All changes are versus prior year  Operating Income vs Prior Year ($M)  (14)  BMI Oldco  Q2 ’23  Underlying  H & PC  Spec Adds  High-Temp Tech  (6)  Q2 ’24  Env & Infrastructure  552  538  541  Q2 ’23  +1%  Operating Margin %  Consumer & Specialties  Engineered Solutions

CONSUMER & SPECIALTIES SEGMENT

Second Quarter 2024 Performance

$284M
Sales



+3%*
$277M
$284M
Q2 '23*
Q2 '24

$44M
Operating Income



+29%
$34M
$44M
Q2 '23
Q2 '24

15.4%
Operating Margin



+370bps
11.7%
15.4%
Q2 '23
Q2 '24

*Underlying sales and growth

Second Quarter Highlights

Household & Personal Care sales up 1%

- Growth in high-margin consumer products continues
- Pet care product change-over timing

Specialty Additives sales up 4%, excluding BMI

- Solid growth in global Paper & Packaging volume
- Residential construction demand improved; stable pull from automotive

Operating margin up 370 bps YoY

- Improved volume and mix
- Stabilizing costs
- Continued productivity improvement

Third Quarter Outlook

- Similar market conditions across the segment
- YoY sales growth in the low-to-mid-single digits
- Operating margin ~15% of sales





MINERALS TECHNOLOGIES
Innovative Technologies. Essential Solutions.™

Operating income, operating margin and earnings per share exclude special items
All changes are versus prior year

9

 ENGINEERED SOLUTIONS SEGMENTSecond Quarter 2024 Performance  $257M  Sales  17.4%  Operating Margin  $45M Operating Income  Operating income, operating margin and earnings per share exclude special items  All changes are versus prior year  Q2 ’23  Q2 ’24  $261M  $257M  -2%  Q2 ’23  Q2 ’24  $38M  $45M  +16%  Q2 ’23  Q2 ’24  14.7%  17.4%  +270bps  Second Quarter Highlights  High-Temperature Technologies sales up 1%  Market demand in N. America remained steady; late quarter softness in agriculture equipment  Volumes continued to grow in Asia foundry  Environmental & Infrastructure sales down 8%  Seasonally higher sales, up 20% sequentially  Commercial construction remained soft  Operating margin up 270 bps YoY  Favorable volume & mix in High-Temperature Technologies  Disciplined pricing and cost control  Third Quarter Outlook  Similar market conditions across the segment  Sales comparable to prior year  Operating margin ~16% of sales

 Balance Sheet and Cash Flow  Cash Flow and Capital Deployment  YTD ’23  YTD ’24  $79M  $33M  $106M  $69M  Liquidity & Debt  Q2 ’23 Net Debt  Q2 ’24 Net Debt  $787M  $675M  ($112M)  Cash From Operations  Free Cash Flow  Q2 ’24  Cash, Cash Equivalents, and Short-Term Investments  $316M  Available Revolver  $222M  Total Liquidity  $538M  EBITDA excludes special items  Q2’24  YTD’24  Capital Expenditures  $20M  $37M  Debt Paydown  $10M  $24M  Share Repurchases & Dividends  $23M  $41M  1.7X   EBITDA  Net Leverage  Ratio

 Sales on trend with the first half of 2024  Consumer-oriented markets continue to grow  Softness in some industrial markets   Margins remain strong  Continued strong cash flow generation  On track with long-term strategic objectives  Third Quarter Outlook Summary   $535M-$545M  Sales  $77M-$80M  Operating Income  $1.50-$1.55  EPS

 Douglas T. Dietrich  Chairman and Chief Executive Officer

 16th Annual Sustainability Report  Continue to Advance Sustainability Initiatives  Comprehensive view into who we are and our culture  Demonstrates our progress meeting environmental targets:  Achieved 10 out of 12 targets ahead of 2025 target year  Explains our focus on further enhancing disclosures:  Initiated Science Based Targets initiative (SBTi) journey  Reported our initial Scope 3 Value Chain Emissions estimates  Highlights how sustainability is embedded in our daily performance as well as future growth   Visit mineralstech.com to download a copy

 Appendix

Reconciliation

Net Income and Diluted EPS Excluding Special Items

The information set forth in the Analyst Presentation presents financial measures of the Company that exclude certain special items, and are therefore not in accordance with GAAP. The following is a presentation of the Company's non-GAAP net income, operating income and EBITDA, excluding special items, and free cash flow for the quarterly and six month periods ended June 30, 2024 and July 2, 2023 and a reconciliation to GAAP net income, operating income and EBITDA, and cash flow from operations, respectively, for such periods. The Company's management believes these non-GAAP measures provide meaningful supplemental information regarding its performance as inclusion of such special items are not indicative of the ongoing operating results and thereby affect the comparability of results between periods. The Company feels inclusion of these non-GAAP measures also provides consistency in its financial reporting and facilitates investors' understanding of historic operating trends.

(millions of dollars, except per share data)	Quarter Ended		Six Months Ended	
	Jun. 30, 2024	Jul. 2, 2023	Jun. 30, 2024	Jul. 2, 2023
Net income attributable to MTI	$ 19.7	$ 26.6	$ 66.4	$ 63.6
Special items:				
Provision for credit losses	30.0	0.0	30.0	0.0
Restructuring and other items, net	0.0	6.6	0.0	6.6
Acquisition related expenses	0.0	0.2	0.0	0.3
Litigation expenses	4.2	13.9	6.3	13.9
Related tax effects on special items	(0.3)	(4.6)	(0.8)	(4.6)
Net income attributable to MTI, excluding special items	$ 53.6	$ 42.7	$ 101.9	$ 79.8
Diluted earnings per share, excluding special items	$ 1.65	$ 1.31	$ 3.15	$ 2.46

MINERALS TECHNOLOGIES
Innovative Technologies. Essential Solutions.™
17

 ReconciliationSegment Operating Income Excluding Special Items  (millions of dollars, except per share data)  Quarter Ended  Six Months Ended  Jun. 30,  Jul. 2,  Jun. 30,  Jul. 2,  2024  2023  2024  2023  Segment Operating Income Data   Consumer & Specialties Segment  $  43.9   $  19.4   $  85.9   $  51.6    Engineered Solutions Segment  44.7   35.2   83.2   70.5    Unallocated Corporate Expenses  (38.0)  (4.7)  (43.3)  (9.2)   Consolidated  $  50.6   $  49.9   $  125.8   $  112.9   Special Items   Consumer & Specialties Segment  $  0.0   $  14.5   $  0.0   $  14.5    Engineered Solutions Segment  0.0   3.2   0.0   3.2    Unallocated Corporate Expenses  34.2   3.0   36.3   3.1    Consolidated  $  34.2   $  20.7   $  36.3   $  20.8   Segment Operating Income Data, Excluding Special Items   Consumer & Specialties Segment  $  43.9   $  33.9   $  85.9   $  66.1    Engineered Solutions Segment  44.7   38.4   83.2   73.7    Unallocated Corporate Expenses  (3.8)  (1.7)  (7.0)  (6.1)   Consolidated  $  84.8   $  70.6   $  162.1   $  133.7    % of Sales  15.7%  12.8%  15.1%  12.2%

Reconciliation

Adjusted EBITDA Excluding Special Items

(millions of dollars, except per share data)	Quarter Ended		Six Months Ended	
	Jun. 30, 2024	Jul. 2, 2023	Jun. 30, 2024	Jul. 2, 2023
Net income attributable to MTI	$ 19.7	$ 26.6	$ 66.4	$ 63.6
Add back:				
Depreciation, depletion and amortization	24.0	23.5	47.5	47.2
Interest expense, net	14.9	14.5	29.8	28.7
Equity in earnings of affiliates, net of tax	(1.9)	(1.1)	(3.3)	(2.0)
Net income attributable to non-controlling interests	1.2	1.0	2.1	2.1
Provision for taxes on income	15.6	7.5	29.5	18.0
EBITDA	73.5	72.0	172.0	157.6
Add special items:				
Provision for credit losses	30.0	0	30.0	0
Restructuring and other items, net	0	6.6	0.0	6.6
Acquisition-related expenses	0	0.2	0.0	0.3
Litigation expenses	4.2	13.9	6.3	13.9
Adjusted EBITDA	$ 107.7	$ 92.7	$ 208.3	$ 178.4
% of sales	*19.9%*	*16.8%*	*19.4%*	*16.3%*

MINERALS TECHNOLOGIES
Innovative Technologies. Essential Solutions.™
19

Reconciliation

The Company Sales Growth Excluding BMI Oldco (f/k/a Barretts Minerals Inc.)

To supplement the Company's consolidated financial statements presented in accordance with GAAP, the following is a presentation of the Company's year over year sales growth, excluding the sales of BMI Oldco for the three and six months ended July 2, 2023, constituting a reconciliation to GAAP sales growth set forth below. On October 2, 2023, BMI Oldco filed for relief under Chapter 11 of the U.S. Bankruptcy Code and as such the results of BMI Oldco are not included in the Company's consolidated results for the first half of 2024. BMI Oldco sales for the three and six month periods ending July 2, 2023 were $13.7 million and $26.8 million, respectively. The Company's management feels this non-GAAP measure provides meaningful supplemental information regarding its performance and facilitates investors' understanding of sales trends for the first half of 2024.

	Quarter Ended Jun. 30, 2024			Six Months Ended Jun. 30, 2024		
Year over Year Sales Growth	Sales Growth As Reported	Impact of BMI Oldco Deconsolidation	Underlying Sales Growth	Sales Growth As Reported	Impact of BMI Oldco Deconsolidation	Underlying Sales Growth
Specialty Additives	(4)%	8%	4%	(5)%	8%	3%
Consumer & Specialties	(2)%	5%	3%	(1)%	5%	4%
MTI Consolidated	(2)%	3%	1%	(2)%	2%	0%

MINERALS TECHNOLOGIES
Innovative Technologies. Essential Solutions.™
20

Reconciliation Free Cash Flow   (millions of dollars, except per share data)  Quarter Ended  Six Months Ended  Jun. 30,  Jul. 2,  Jun. 30,  Jul. 2,  2024  2023  2024  2023  Cash flow from operations  $  50.1   $  45.5   $  106.0   $  79.2   Capital expenditures  20.2   21.4   36.7   45.9   Free cash flow   $  29.9   $  24.1   $  69.3   $  33.3